IMS CAPITAL VALUE FUND

SCHEDULE OF INVESTMENTS

September 30, 2024 (Unaudited)

COMMON STOCK - 100.80%	Shares	Value

Communication Services - 18.87%
Alphabet, Inc. - Class C	16,000	$2,675,040
Meta Platforms, Inc. - Class A	8,200	4,694,008
Verizon Communications, Inc.	26,000	1,167,660
Walt Disney Co.	12,400	1,192,756
		9,729,464
Consumer Discretionary - 15.25%
Amazon.com, Inc. (a)	14,560	2,712,965
Dutch Bros., Inc. - Class A (a)	33,100	1,060,193
Home Depot, Inc.	2,720	1,102,144
NIKE, Inc. - Class B	12,000	1,060,800
Starbucks Corp.	19,762	1,926,597
		7,862,699
Consumer Staples - 2.59%
Costco Wholesale Corp.	700	620,564
PepsiCo, Inc.	4,200	714,210
		1,334,774
Energy - 2.13%
Chevron Corp.	4,900	721,623
Exxon Mobil Corp.	3,200	375,104
		1,096,727
Financials - 11.50%
Bank of America Corp.	27,900	1,107,072
Charles Schwab Corp.	11,530	747,259
U.S. Bancorp	36,000	1,646,280
Wells Fargo & Co.	43,000	2,429,070
		5,929,681
Health Care - 10.73%
AbbVie, Inc.	7,600	1,500,848
Amgen, Inc.	3,000	966,630
Johnson & Johnson	6,500	1,053,390
Pfizer, Inc.	21,500	622,210
UnitedHealth Group, Inc.	2,379	1,390,954
		5,534,032
Industrials - 8.34%
Boeing Co. (a)	10,720	1,629,869
General Electric Co.	14,150	2,668,407
		4,298,276

IMS CAPITAL VALUE FUND

SCHEDULE OF INVESTMENTS

September 30, 2024 (Unaudited)

COMMON STOCK - 100.80% (continued)	Shares	Value

Information Technology - 28.49%
Adobe, Inc. (a)	2,700	$1,398,006
Advanced Micro Devices, Inc. (a)	5,500	902,440
Apple, Inc.	10,000	2,330,000
Broadcom, Inc.	5,900	1,017,750
Intel Corp.	23,600	553,656
Microsoft Corp.	6,300	2,710,890
NVIDIA Corp.	40,000	4,857,600
QUALCOMM, Inc.	5,388	916,229
		14,686,571
Utilities - 2.90%
Hawaiian Electric Industries, Inc. (a)	50,700	490,776
NextEra Energy, Inc.	11,900	1,005,907
		1,496,683

TOTAL COMMON STOCK (Cost $32,305,249)		51,968,907

INVESTMENTS AT VALUE (Cost $32,305,249) - 100.80%		$51,968,907

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.80)%		(410,970)

NET ASSETS - 100.00%		$51,557,937

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

September 30, 2024 (Unaudited)

COMMON STOCK - 11.01%	Shares	Value

Consumer Discretionary - 1.25%
Leggett & Platt, Inc.	12,100	$164,802

Consumer Staples - 1.90%
Altria Group, Inc.	4,900	250,096

Energy - 1.87%
Devon Energy Corp.	6,300	246,456

Financials - 1.96%
Cincinnati Financial Corp.	1,900	258,628

Health Care - 1.90%
Merck & Co., Inc.	2,200	249,832

Materials - 2.13%
Eastman Chemical Co.	2,500	279,875

TOTAL COMMON STOCK (Cost $1,541,061)		1,449,689

CORPORATE BONDS - 58.10%	Principal Amount

AT&T, Inc., 3.650%, due 09/15/2059	$650,000	471,041
Broadcom, Inc., 3.500%, due 02/15/2041 (a)	600,000	492,893
Corning, Inc., 5.450%, due 11/15/2079	500,000	494,661
Enterprise Products Operating LLC, 8.343%, due 08/16/2077 (b)	326,000	325,992
Ford Motor Co., 4.750%, due 01/15/2043	700,000	579,608
Mattel, Inc., 6.200%, due 10/01/2040	600,000	617,279
Navient Corp., 5.625%, due 08/01/2033	675,000	598,848
Nordstrom, Inc., 5.000%, due 01/15/2044	650,000	501,467
Occidental Petroleum Corp., 6.450%, due 09/15/2036	500,000	540,009
Paramount Global, 4.900%, due 08/15/2044	700,000	535,913
Royal Caribbean Cruises Ltd., 3.700%, due 03/15/2028 - Liberia	700,000	675,482
Service Properties Trust, 3.950%, due 01/15/2028	725,000	627,779
Staples, Inc., 10.750%, due 04/15/2027 (a)	750,000	701,919
Verizon Communications, Inc., 3.000%, due 11/20/2060	750,000	482,973

TOTAL CORPORATE BONDS (Cost $7,658,286)		7,645,864

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

September 30, 2024 (Unaudited)

STRUCTURED NOTES - 84.07%	Principal Amount	Value

Bank of Montreal Callable Barrier Notes - Series G, 6.000%, due 07/17/2028 - Canada (b) (c) (h)	$600,000	$577,920
Citigroup Global Markets Holdings, Inc. Callable Range Accrual Notes, 0.000%, due 04/16/2035 (b) (d) (h)	190,000	159,163
Citigroup Global Markets Holdings, Inc., Callable Range Accrual Notes, 0.000%, due 03/18/2037 (b) (e) (h)	550,000	479,765
JPMorgan Chase Financial Co. LLC Callable Range Accrual Notes, 0.000%, due 02/26/2036 (b) (f) (h)	500,000	306,450
Societe Generale SA Callable Fixed to Floating Rate CMS and Index Linked Notes, 10.000%, due 10/29/2038 - France (b) (g) (h)	550,000	572,550

TOTAL STRUCTURED NOTES (Cost $2,375,153)		2,095,848

GOVERNMENT BOND - 15.53%

United States Treasury Bond, 4.125%, due 08/15/2053	2,055,000	2,043,601

TOTAL GOVERNMENT BOND (Cost $1,968,070)		2,043,601

INVESTMENTS AT VALUE (Cost $13,542,570) - 100.57%		$13,235,002

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.57)%		(75,373)

NET ASSETS - 100.00%		$13,159,629

Percentages are stated as a percent of net assets.

(a)  Security exempted from registration under Rule 144A of the Securities Act of 1933.  The security may be resold in transactions exempt from registration, normally to qualified institutional investors.

(b)  Variable rate security. Rate shown represents the rate in effect at September 30, 2024.

(c) The notes will pay a Contingent Coupon on each Contingent Coupon Payment Date at the Contingent Interest Rate of 1.50% per quarter (approximately 6.00% per annum) if the closing level of each of the NASDAQ 100® Index and the Russell 2000® Index (each, a “Reference Asset” and, collectively, the “Reference Assets”) Reference Asset on the applicable quarterly Observation Date is greater than its Coupon Barrier Level. However, if the closing level of any Reference Asset is less than or equal to its Coupon Barrier Level on an Observation Date, the notes will not pay the Contingent Coupon for that Observation Date.

(d) Contingent interest will accrue on the notes during each accrual period at 7.00% per annum only for each elapsed day during that accrual period on which the accrual condition is satisfied. The accrual condition will be satisfied on an elapsed day only if (i) the CMS spread is greater than the CMS spread barrier (meaning that CMS30 is greater than CMS2) on that day and (ii) the closing level of each underlying index, the Russell 2000® Index and Dow Jones Industrial AverageTM, on that day is greater than or equal to its accrual barrier level.

(e) Contingent interest will accrue on the securities during each accrual period at the contingent rate of 13.000% only for each elapsed day during that accrual period on which the accrual condition is satisfied. The accrual condition will be satisfied on an elapsed day only if (i) the SOFR CMS spread is greater than or equal to the SOFR CMS spread barrier (meaning that SOFR CMS30 is greater than or equal to SOFR CMS2) on that day and (ii) the closing level of each underlying index, the EURO STOXX® Banks Index and the S&P 500® Index, on that day is greater than or equal to its accrual barrier level. Accordingly, the accrual of interest during each accrual period will be contingent on the SOFR CMS spread and the level of each underlying index.

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

September 30, 2024 (Unaudited)

(f) The interest rate during the Initial Interest Periods from the Original Issue Date of the notes and ending on but excluding February 26, 2022 shall be 9.00% per annum. After the Initial Interest Periods, interest will accrue for each other Interest Period, at a per annum rate equal to the Spread (the 30-Year ICE Swap Rate minus the 2-Year ICE Swap Rate) on the applicable Determination Date for such Interest Period multiplied by the Multiplier, provided that the Closing Level of each Index, the S&P 500® Index and EURO STOXX® 50 Index, on each Accrual Determination Date during such Interest Period is greater than or equal to its Minimum Index Level (for each Index, 70.00% of its Initial Value), and subject to the Maximum Interest Rate of 9.00% and the Minimum Interest Rate of 0.00%.

(g) The interest rate during the first five years is a fixed rate of 10.00% per annum and after the first five years to maturity or early redemption by the issuer, at the Variable Coupon Rate per annum described below, subject to the Maximum Coupon Rate of 10.00% per annum and the Minimum Coupon Rate of 0.00% per annum.  The Variable Coupon Rate for each Coupon Period will be linked to the Reference Rate for that period, which is the difference between the 30 Year USD SOFR ICE Swap Rate and 2 Year USD SOFR ICE Swap Rate.

(h) This security is currently valued by the Adviser using fair valuation procedures approved by the Board of Trustees under the oversight of the Fair Valuation Committee.  The aggregate value of such securities is $2,095,848 which represents 15.93% of net assets.

The following abbreviations are used in this portfolio:

Ltd. - Limited

LLC - Limited Liability Corporation

CMS - Constant Maturity Swap

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS

NOTES TO THE SCHEDULES OF INVESTMENTS

September 30, 2024 (Unaudited)

The following is a summary of significant accounting policies followed by IMS Family of Funds (the “Funds”), comprising the IMS Capital Value Fund (the “Value Fund”) and the IMS Strategic Income Fund (the “Income Fund”), each a series of 360 Funds (the “Trust”). The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

Securities Valuations and Fair Value Measurements – Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

A description of the valuation techniques applied to each Fund’s major categories of assets measured at fair value on a recurring basis follows:

Equity securities, including common stock, real estate investment trusts, and preferred securities, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.

Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by a Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

IMS FAMILY OF FUNDS

NOTES TO THE SCHEDULES OF INVESTMENTS

September 30, 2024 (Unaudited)

Securities Valuations and Fair Value Measurements (continued) –

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the mutual funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, municipal bonds, and foreign bonds denominated in U.S. dollars, when valued using market quotations in an active market, will be categorized as Level 2 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as Level 3 securities. The Adviser has used inputs such as evaluated broker quotes in inactive markets, actual trade prices in inactive markets, present value of expected future cash flows, terms of expected bond restructurings, and yields on similar securities in determining the fair value of such Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired) are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

The SEC adopted Rule 2a-5 under the 1940 Act, which established an updated regulatory framework for registered investment company fair valuation practices. Under the new rule, a greater number of the Funds’ securities may be subject to fair value pricing. The Funds’ fair value policies and procedures and valuation practices were updated to comply with Rule 2a-5. Specifically, the Board designated the Adviser as the Funds’ “Valuation Designee” to make fair value determinations. The Adviser acts through its Rule 2a-5 Committee (the “Valuation Committee”) in accordance with the Trust’s and the Adviser’s policies and procedures (collectively, the “Valuation Procedures”). While fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination, fair value represents only a good faith approximation of the value of an asset or liability.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds in which the Funds invest may default or otherwise cease to have market quotations readily available.

IMS FAMILY OF FUNDS

NOTES TO THE SCHEDULES OF INVESTMENTS

September 30, 2024 (Unaudited)

Securities Valuations and Fair Value Measurements (continued) –

The Fund’s policies regarding fair value pricing are intended to result in a calculation of a Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s fair value price may differ from the price next available for that portfolio security using a Fund’s normal pricing procedure, and may differ substantially from the price at which the portfolio security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using a Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security was priced using a Fund’s normal pricing procedures. The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using a Fund’s normal pricing procedures.

Pursuant to policies adopted by the Board, the Valuation Designee reports all fair valued securities to the Board at least quarterly. The Board monitors and evaluates the Fund’s use of fair value pricing. These securities will be categorized as Level 3 securities.

The following is a summary of the inputs used to value the Value Fund’s investments as of September 30, 2024:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$51,968,907	$—	$—	$51,968,907
Total	$51,968,907	$—	$—	$51,968,907

* Refer to the Schedule of Investments for industry classifications.

The following is a summary of the inputs used to value the Income Fund’s investments as of September 30, 2024:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$1,449,689	$—	$—	$1,449,689
Corporate Bonds	—	7,645,864	—	7,645,864
Structured Notes	2,043,602	—	2,095,848	2,095,848
Government Bond	2,043,601	—	—	2,043,601
Total	$3,493,290	$7,645,864	$2,095,848	$13,235,002

* Refer to the Schedule of Investments for industry classifications.

The Value Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Value Fund and the Income Fund did not hold any derivative instruments during the reporting period. The Value Fund and the Income Fund recognize transfers between fair value hierarchy levels at the end of the reporting period.

IMS FAMILY OF FUNDS

NOTES TO THE SCHEDULES OF INVESTMENTS

September 30, 2024 (Unaudited)

Securities Valuations and Fair Value Measurements (continued) –

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

	Balance as of June 30, 2024	Realized gain (loss)	Amortization	Change in unrealized appreciation	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of September 30, 2024

Structured Notes	$1,918,307	$—	$264	$177,277	$—	$—	$—	$—	$2,095,848
Total	$1,918,307	$—	$264	$177,277	$—	$—	$—	$—	$2,095,848

The following is a quantitative summary of the techniques and inputs used to fair value the Level 3 securities as of September 30, 2024:

	Quantitative information about Level 3 fair value measurements
	Fair value at 09/30/2024	Valuation technique(s)	Unobservable input	Range
Structured Notes	$2,095,848	Vendor Pricing	Broker quotes (1)	$61.29–$104.10

(1) A significant increase in this input in isolation would result in a significantly higher fair value measurement. Unobservable inputs from the broker quotes were not included because the Income Fund does not develop the quantitative inputs and they are not readily available.

The total change in unrealized appreciation attributable to Level 3 investments still held at September 30, 2024 was $177,277 as shown below.

Total Change in Unrealized Appreciation
Structured Notes	$177,277
Total	$177,277

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Structured Notes – The Income Fund may invest in certain structured products, including interest rate or index-linked notes. The risk of an investment in a structured product depends primarily on the type of collateral securities and the class of the structured product in which the Fund invests. In addition to the standard interest rate, default and other risks of fixed income securities, structured products carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in structured products that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

IMS FAMILY OF FUNDS

NOTES TO THE SCHEDULES OF INVESTMENTS

September 30, 2024 (Unaudited)

Securities Valuations and Fair Value Measurements (continued) –

At September 30, 2024, the aggregate value of such securities amounted to $2,095,848 and the value amounts to 15.93% of the net assets of the Income Fund.

Restricted Securities – Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Income Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Advisor or pursuant to the Fund’s fair value policy, subject to oversight by the Board of Trustees. The Income Fund has acquired securities, the sale of which is restricted under Rule 144A (“144A”) or Regulation S (“Reg S”) of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

At September 30, 2024, the aggregate value of such securities amounted to $1,194,812 and the value amounts to 9.08% of the net assets of the Income Fund.

Investments	Acquisition Date	Principal Amount	Amortized Cost	Fair Value
Broadcom, Inc., 3.50%, due 02/15/2041, 144A	5/23/2023	$600,000	$447,323	$492,893
Staples, Inc., 10.75%, due 04/15/2027, 144A	4/12/2021 (a)	750,000	749,500	701,919
			$1,196,823	$1,194,812

(a)	Additional purchases were made on 6/3/2021 and 12/29/2021.

Investments – As of September 30, 2024, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Value Fund	Income Fund
Gross Appreciation	$20,810,615	$402,620
Gross (Depreciation)	(1,146,957)	(710,188)
Net Appreciation (Depreciation) on Investments	$19,663,658	$(307,568)
Tax Cost	$32,305,249	$13,542,570